Exhibit 10.1
AMENDMENT NO. 4 TO THE TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
2006 STOCK INCENTIVE PLAN

WHEREAS, the Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (the “Plan”) was first adopted by Town Sports International Holdings, Inc. (the “Company”) on May 30, 2006 and was amended and restated on April 2, 2015 and became effective as of such date pursuant to the approval of the Company’s stockholders, and was further amended on May 12, 2016, May 10, 2017, May 15, 2019 and July 15, 2020 pursuant to the approval of the Company’s stockholders;
WHEREAS, pursuant to Section 13.1 of the Plan, the Board of Directors of the Company (the “Board”), or an authorized committee of the Board, is authorized to amend the Plan at any time, subject to the receipt of stockholder approval if necessary to satisfy the requirements of applicable law;
WHEREAS, the Board deems it in the best interests of the Company to increase the number of shares of the Company’s common stock reserved for issuance under the Plan by 3,000,000 shares; and
WHEREAS, the Board desires to further amend the Plan, in the manner set forth below.
NOW, THEREFORE, the Plan is hereby amended, effective as of July 15, 2020, subject to the receipt of shareholder approval, as set forth below:
1. Shares. Section 4.1(a) of the Plan, General Limitations, is hereby amended and restated by deleting the first full sentence thereof and replacing it in its entirety with the following sentence:
“The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan Amendment shall not exceed 11,500,000 shares of Common Stock (and in each case, subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both.”
2. The Plan is hereby ratified and confirmed in all other respects.
[Signature Page Follows]

32

IN WITNESS WHEREOF, this Amendment has been duly executed by an authorized officer of the Company.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

By:	/s/ Phillip Juhan
Name:	Phillip Juhan
Title:	Chief Financial Officer

33